FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 1998
                                                       -----------------------

                           Aerial Communications, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                             0-28262             39-1706857
   ---------                            -------             ----------
(State or other                       (Commission         (IRS Employer
 jurisdiction of                      File Number)       Identification No.)
 incorporation)



   8410 West Bryn Mawr, Suite 1100, Chicago, Illinois                60631
-------------------------------------------------------              -----
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (773) 399-4200


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------
         On December  18, 1998,  Aerial  Communications,  Inc.  ("Aerial" or the
"Company") announced that the offer it received from its parent company, Telephone and Data Systems, Inc. ("TDS"), to acquire all of the outstanding Common Shares of Aerial not already owned by TDS has been withdrawn. TDS said that it is pursuing a tax-free spin-off of its 82.3% interest in Aerial, as well as reviewing other alternatives.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by the Company relating to such announcement as an exhibit.



Item 7.           Financial Statements and Exhibits
                  ---------------------------------
(c)      Exhibits

         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Date:    December 23, 1998          AERIAL COMMUNICATIONS, INC.
                                           (Registrant)





                                    By: /s/ J. Clarke  Smith
                                        ------------------------------
                                    J. Clarke Smith
                                    Vice President - Finance and Administration,
                                    Chief Financial Officer and Treasurer

                                 EXHIBIT INDEX


Exhibit Number                      Description of Exhibit
--------------                      ----------------------
         99                         News release dated December 18, 1998